Fees Summary	Feb. 11, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	3,948.87
Total Transaction Valuation	28,594,268.74
Total Offset Amount	0.00
Net Fee	$ 3,948.87